Exhibit 99.1

Filed under Rule 425

under the Securities Act of 1933, as amended

and deemed filed under Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 001-39929

A hyperlink to the following article from wealthmanagement.com was posted on Apex’s website, apexclearing.com:

Riskalyze Fintech Report Card: March 2021

Riskalyze CEO Aaron Klein provides his take on the biggest news to hit advisor technology in the previous month.

Aaron Klein | Mar 26, 2021

Apex Going Public—In SPACtacular Fashion

What Happened: Apex Clearing will be going public through a merger with blank-check company Northern Star Investment Corp., which will raise around $450 million for the transaction.

Why It Matters: Apex is one of the most forward-thinking digital-first custodians in all of wealthtech, and this news is a big validation that their “open API” approach to technology is the way forward for firms that want to gain traction. After hiring the legendary Tricia Rothschild as president, this is a big milestone for Bill Capuzzi and his team. We can’t wait to see what they do next.

Disclosure: Riskalyze is building data integration with Apex Clearing as we speak, allowing clients of theirs like Altruist and others to integrate data feeds into the Riskalyze platform.

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The aforementioned article includes a hyperlink to the following article from wealthmanagement.com:

Fintech Firm Apex Clearing Agrees to Go Public Via SPAC

Apex has more than 200 clients, including Stash, Firstrade Securities, Social Finance and Goldman Sachs’ Marcus.

Crystal Tse | Feb 22, 2021

(Bloomberg) — Apex Clearing Corp., a financial technologies firm that focuses on securities custody and clearing, has agreed to go public through a merger with the blank-check company Northern Star Investment Corp. II, according to people familiar with the matter.

The transaction will be valued at $4.7 billion, the people said, asking not to be identified because the matter is private.

The special purpose acquisition company was started by Jonathan Ledecky, co-owner of the National Hockey League’s New York Islanders.

To support the transaction, the special purpose acquisition company will raise about $450 million from investors including Fidelity Management & Research Co. and Coatue Management, they added.

Officials from Apex, Northern Star and Fidelity declined to comment. Coatue didn’t immediately comment.

The deal will provide about $850 million in gross cash proceeds to Apex, the people added.

Former Cosmopolitan magazine editor-in-chief Joanna Coles will join Apex’s board after the deal closes, they added.

Apex Clearing, owned by financial technology firm Peak6, was the clearing house for Robinhood Markets Inc. before it launched its in-house platform in 2018.

Dallas-based Apex has more than 200 clients, the people said. They include Stash, Firstrade Securities Inc. and Social Finance Inc., according to its website. Goldman Sachs Group Inc.’s digital consumer bank Marcus uses Apex, its website showed.

More than 1 million crypto accounts were opened through Apex so far this year, the people said. The firm generated more than $230 million in revenue and pretax earnings of about $85 million in 2020.

Northern Star Investment Corp. II raised $400 million in an IPO in January. It has sinced [sic] filed for two more SPACs.

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Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star will file a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination that Northern Star intends to file with the SEC, which will include a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.